QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2005
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (IRS Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On February 18, 2005, Abbott Laboratories' Compensation Committee adopted a resolution providing that the 2005 annual stock option grant and any 2005 interim stock option grants will not include a replacement option feature.

        On February 18, 2005, Abbott Laboratories' Board of Directors amended the Abbott Laboratories 1996 Incentive Stock Program to provide that the directors' annual equity award value be increased by $25,000, effective with the 2005 Annual Shareholders Meeting.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On February 18, 2005, Abbott Laboratories' Board of Directors amended Article IV, Section 7 of Abbott's by-laws to provide that the composition of the members and the duties of the Public Policy Committee shall be as set forth in the Public Policy Committee's charter. Previously, the composition of the members and the duties of that committee were described in the by-laws.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Exhibit
3.1	By-Laws of Abbott Laboratories, as amended and restated as of February 18, 2005
10.1	Form of Employee Stock Option Agreement for a Non-Qualified Stock Option granted with an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program on or after February 18, 2005
10.2	Form of Employee Stock Option Agreement for a new Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 18, 2005
10.3	Form of Employee Stock Option Agreement for an Incentive Stock Option granted with a Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program on or after February 18, 2005
10.4	Form of Employee Stock Option Agreement for an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 18, 2005
10.5	Form of Employee Restricted Stock Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.6	Form of Employee Restricted Stock Unit Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.7	Form of Non-Employee Director Stock Option Agreement under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 18, 2005
10.8	Abbott Laboratories 1996 Incentive Stock Program, as amended

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES
Date: February 22, 2005	By:	/s/ THOMAS C. FREYMAN Thomas C. Freyman Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
3.1	By-Laws of Abbott Laboratories, as amended and restated as of February 18, 2005
10.1	Form of Employee Stock Option Agreement for a Non-Qualified Stock Option granted with an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program on or after February 18, 2005
10.2	Form of Employee Stock Option Agreement for a new Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 18, 2005
10.3	Form of Employee Stock Option Agreement for an Incentive Stock Option granted with a Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program on or after February 18, 2005
10.4	Form of Employee Stock Option Agreement for an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 18, 2005
10.5	Form of Employee Restricted Stock Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.6	Form of Employee Restricted Stock Unit Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.7	Form of Non-Employee Director Stock Option Agreement under the Abbott Laboratories 1996 Incentive Stock Program granted on or after February 18, 2005
10.8	Abbott Laboratories 1996 Incentive Stock Program, as amended

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index